Exhibit 10.10

Exhibit A

DRIBBLE OUT AGREEMENT

This DRIBBLE OUT AGREEMENT (the “Agreement”), effective as of June 3, 2016 (the “Effective Date’) between UPAY, Inc., a Nevada corporation (the “Company”), and Ferdinand Labuschagne, a South African resident who is designated as a Consultant in the Consulting Agreement (the “Consulting Agreement), of which this Agreement is Exhibit A to the Consulting Agreement.

The Company and the Consultant are referred to collectively herein as the “Parties”.

WHEREAS, the Consultant has entered into a Consulting Agreement with the Company, whereby the Company will pay the Consultant 300,000 restricted common stock shares of the Company and grant the Consultant 2,000,000 warrants pursuant to the terms in the Consulting Agreement and this Agreement.

WHEREAS, pursuant to the terms of this Agreement, Agreement, the Consultant has agreed to limit their common stock sales (the “Lock Up Shares” or the “Securities”).

NOW, THEREFORE, in exchange for good and valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree that the above WHEREAS clauses are incorporated as terms to this Agreement and to the following terms:

1. “Dribble-Out” Agreement

(a)  The above clauses of this Agreement are incorporated herein as terms of this Agreement.

(b)  Pursuant to this Dribble Out Agreement and the Consulting Agreement, the Company: (a) shall pay the Consultant 300,000 restricted common stock shares (the “Shares”) of the Company (the “Stock Compensation”) to be recorded in book entry at the Company’s transfer agent, which shares will be recorded in book entry within 20 calendar days after the date of this Agreement; (b) shall grant 2,000,000 warrants (the “Warrants) exercisable at S3.50 with an exercise period of 2 years following the Effectiveness Notice, which Warrants will not be issued until the Company receives an Effectiveness Notice from the SEC regarding the Company’s S-1 Registration Statement (the “Exercise Period”); (c) issue the Warrants in written form and provide the written form grant of the Warrants to the Consultant. Additionally, (a) the Shares and the shares underlying the Warrants shall be locked up for a period of two years from their issuance, respectively; and (b) the warrant and the Shares compensation term shall survive even in the event of cancellation of the Consulting Agreement. Subject to the terms contained herein, the Company herby grants the Consultant the right to a Cashless Exercise of the Consultant’s outstanding Warrants. For purpose hereof “Cashless Exercise” shall mean the right of the Consultant to exchange the outstanding Warrants for the specified number of shares of fully paid non-assessable shares of the Company’s Common Stock, without the necessity to pay the exercise price in cash.

2. Dribble Out. The Consultant agrees not to sell during each quarter after the lock-up period more than 10% of its shares then held and not more than 1,500 shares per day. Further, in accordance with the terms and conditions set forth in this Agreement:

(a) The Consultant hereby agrees that, except as permitted under sections (b) and (c) below, during the Dribble Out Period (such period as defined in (c) below), that The Consultant will sell its shares only according to 1(b) and 1(c) and will not otherwise sell their shares without the express written consent of the Company, as follows:

(i) Sell any of the Lock Up Shares or other securities of the Company that the Consultant may acquire.

(ii) Transfer, assign or otherwise dispose of any of the Lock Up Shares.

(iii) Pledge, hypothecate, mortgage, encumber or otherwise create a lien on or pertaining to any of the Lock-Up Shares.

(iv) Loan to any person or entity any of the Lock Up Shares or other of the Company’s securities.

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(v) Sell short the Lock Up Shares or otherwise affect short sales pertaining to any Lock Up Shares or other of the Company’s securities

(vi) Acquire a put option or grant a call option with respect to any of the Company’s shares or other securities.

(vii) Enter into any agreement, arrangement, or otherwise concerning or directly or indirectly pertaining to any of the foregoing transactions, or otherwise facilitate any other person or agent conducting any of the foregoing transactions.

(b)  For purposes of this Section, the Dribble Out Period shall mean the period beginning on the date as provided for in 1(b) and 1(c), respectively, and ending twenty-four (24) months thereafter (the “Dribble Out Period”). The Company’s Board of Directors by corporate resolution or Board meeting shall approve this Agreement in form and substance on or before the Effective Date.

(c)  Notwithstanding the foregoing, provided that the Company agrees in writing, the Consultant may transfer the Company’s securities without payment or other consideration: (i) if the Consultant’s principal(s) is an individual, to any family member, (ii) to any direct or indirect parent or subsidiary or. In each such case of transfer, assuming the Company agrees to the transfer in writing, the transferee will be required to execute a Dribble Out Agreement and no transfer shall be effective or need be recognized by the Company until receipt of an executed counterpart of this Agreement by the transferee.

(d)  The Consultant further agrees that before and after termination of the Dribble Out Period, the Consultant will comply with all securities laws, rules and regulations when purchasing or reselling the Company’s securities, including, without limitation, those prohibiting sales and purchases of securities while in possession of material nonpublic information or that otherwise are in violation of the insider trading rules promulgated by the Securities and Exchange Commission, and requiring the filing of accurate and truthful insider reports with the Securities and Exchange Commission.

(e)  The certificate for the Lock Up Shares of the Consultant shall have a legend in form and substance acceptable to the Company referring to the restrictions of this Agreement and the Company may instruct the Company’s transfer agent to stop any transfer of any securities in violation of this Agreement and may take any other action required to avoid violation of this Agreement, including, without limitation, obtaining an injunction.

(f)  The provisions of this Section shall continue in effect after the Lock Up Shares are registered pursuant to any Registration Statement filed under the Securities Act of 1933, as amended.

(g)  Stop Transfer Instructions. The Consultant agrees that the Company may issue instructions to its transfer agent that prohibits transfer in violation of this Agreement.

(h)  Voting of Securities. The Consultant shall maintain voting rights attached to the Lock Up Shares. Additionally, the Consultant shall maintain voting rights to the shares underlying the Warrants, but said voting rights will not be effective until after the Warrant Exercise and the shares underlying the warrants are issued to the Consultant.

(2)  The representations, warranties, understandings, acknowledgments and agreements in this Agreement are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.

(3)  This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Texas, as such laws are applied by the Texas courts to agreements entered into and to be performed in Texas, and shall be binding upon the Consultant, the Consultant’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

(4)  The Consultant agrees not to transfer or assign this Agreement, or any of the Consultant’s interest herein, without the express written consent of the Company.

(5)  This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. Only a writing executed by all parties hereto may amend this Agreement. This Agreement may be executed in one or more counterparts.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date first written above.

UPAY, INC.		THE CONSULTANT

By:	/s/ Jaco Folscher	By:	/s/ Ferdinand Labuschagne
	Jaco Folscher, President		Ferdinand Labuschagne

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